UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2020

 IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)
(337) 521-4003
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	IBKC	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in	IBKCP	The NASDAQ Stock Market, LLC
a Share of 6.625% Perpetual Preferred Stock, Series B
Depositary Shares, Each Representing a 1/400th Interest in	IBKCO	The NASDAQ Stock Market, LLC
a Share of 6.60% Perpetual Preferred Stock, Series C
Depositary Shares, Each Representing a 1/400th Interest in	IBKCN	The NASDAQ Stock Market, LLC
a Share of 6.100% Perpetual Preferred Stock, Series D

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2020, the Board of Directors of the Corporation adopted an amendment to the Corporation's Bylaws. Section 2 was amended to add a new Section 2.13 which provides that the Board of Directors may determine that a meeting of shareholders will not be held at any specified place, but instead may be held solely by means of remote communication; provided, that, a state of emergency has been declared by the Governor of Louisiana. This amendment to the Bylaws will allow shareholders to participate in an annual meeting of shareholders or a special meeting of shareholders by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time.

The foregoing summary of the amendment to the Corporation’s Bylaws is not complete and is qualified in its entirety by reference to the complete text of such amendment, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed as part of this report:

Exhibit 3.1 - Section 2.13 of the Bylaws of the Corporation, as amended.

Exhibit 104 - Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: April 2, 2020	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer